                                                                      EXHIBIT 23





   INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference of our report dated January 16, 2001, appearing in this Annual Report on Form 10-K of Delphi Automotive Systems Corporation for the year ended December 31, 2000, in the following Registration
Statements:



              REGISTRATION
FORM          STATEMENT NO.                                             DESCRIPTION

S-8             333-71899                       Delphi Automotive Systems Stock Incentive Plan
S-8             333-71961                       Delphi Automotive Systems Classified Salary and Hourly
                                                Stock Option Plan
S-3/A           333-73285                       Shelf Registration
S-8             333-78897                       ASEC Manufacturing Savings Plan
S-8             333-78895                       Delphi Savings - Stock Purchase Program for Salaried
                                                Employees in the United States
                                                Delphi Personal Savings Plan for Hourly Rate Employees in
                                                the United States
S-8             333-80011                       Delphi Automotive Systems Stock Incentive Plan
S-8             333-88291                       Delphi Automotive Systems Deferred Compensation Plan for
                                                Executive Employees
S-8             333-32534                       Delphi Automotive Systems Classified Salary and Hourly
                                                Stock Option Plan
S-8             333-32552                       Delphi Savings - Stock Purchase Program for Salaried
                                                Employees in the United States
                                                Delphi Personal Savings Plan for Hourly Rate Employees in
                                                the United States
S-8             333-51340                       ASEC Manufacturing Savings Plan






/s/ Deloitte & Touche LLP
-------------------------

Detroit, Michigan
February 7, 2001